Exhibit 99.1 INVESTOR PRESENTATION March 12, 2020Exhibit 99.1 INVESTOR PRESENTATION March 12, 2020

Forward Looking Statements This presentation may include forward-looking statements, both with respect to Global Indemnity Limited (the Company”) and its industry, that reflect our current views with respect to future events and financial performance. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and often can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “trends,” and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond the Company’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. In addition, any estimates relating to loss events involve the exercise of considerable judgments and reflect a combination of ground-up evaluations, information available to date from brokers and cedents, market intelligence, initial tentative loss reports, and other sources. The actuarial range of reserves and management’s best estimate is based on our then-current state of knowledge including explicit and implicit assumptions relating to the pattern of claim development, the expected ultimate settlement amount, inflation and dependencies between lines of business. However, due to the complexity of factors contributing to the losses and preliminary nature of the information used to prepare these estimates, there can be no assurance that the Company’s ultimate losses will remain within the stated amount. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and other documents of the Company’s on file with or furnished to the U.S. Securities and Exchange Commissions (“SEC”), all of which are available through the SEC website at www.sec.gov. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments will be realized, or even if substantially realized, that they will have the expected consequences to, or effects on, or its business or operations. The Company undertakes no obligation to update any statements herein for revisions or changes after the date of this presentation other than as required by law. 2 Global Indemnity Ltd.Forward Looking Statements This presentation may include forward-looking statements, both with respect to Global Indemnity Limited (the Company”) and its industry, that reflect our current views with respect to future events and financial performance. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and often can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “trends,” and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond the Company’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. In addition, any estimates relating to loss events involve the exercise of considerable judgments and reflect a combination of ground-up evaluations, information available to date from brokers and cedents, market intelligence, initial tentative loss reports, and other sources. The actuarial range of reserves and management’s best estimate is based on our then-current state of knowledge including explicit and implicit assumptions relating to the pattern of claim development, the expected ultimate settlement amount, inflation and dependencies between lines of business. However, due to the complexity of factors contributing to the losses and preliminary nature of the information used to prepare these estimates, there can be no assurance that the Company’s ultimate losses will remain within the stated amount. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and other documents of the Company’s on file with or furnished to the U.S. Securities and Exchange Commissions (“SEC”), all of which are available through the SEC website at www.sec.gov. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments will be realized, or even if substantially realized, that they will have the expected consequences to, or effects on, or its business or operations. The Company undertakes no obligation to update any statements herein for revisions or changes after the date of this presentation other than as required by law. 2 Global Indemnity Ltd.

Saul Fox Chairman Global Indemnity Ltd. 3 Global Indemnity Ltd.Saul Fox Chairman Global Indemnity Ltd. 3 Global Indemnity Ltd.

The Global Indemnity Build-Up

Global Indemnity Ltd.

- **2003**: Global Indemnity Ltd. ("Global Indemnity" or the "Company") is a 'specialty' commercial and personal lines property & casualty insurance company. The Company provides insurance coverage for risks that 'standard insurance carriers' generally avoid, including, for example, property and liability insurance for taverns, vacant buildings, equine medical & mortality, and manufactured homes. Fox Paine & Company, Inc. ("Fox Paine"), a privately held merchant banking firm, organized Global Indemnity in 2003 and serves as an advisor[1] to Global Indemnity. Fox Paine currently beneficially holds (with its affiliates) 5.2 million Global Indemnity shares, representing 36% of the Company's capital shares and 82% of the Company's voting interest. Saul Fox, the CEO of Fox Paine, has served as Global Indemnity's Chairman since the Company's inception.
- **2003**: Fox Paine negotiated, structured, and financed Global Indemnity's $240 million acquisition of United National, an excess and surplus lines carrier, which at the time operated primarily as a 'fronting company' for large reinsurance companies.
- **2003**: Three months after the United National acquisition, Fox Paine took Global Indemnity public in a $170 million initial public offering. Proceeds from the 100% primary offering were used to retire $150 million of bridge financing related to the United National acquisition and to support the Company's growth objectives.


Organized
Wind River Reinsurance
(predecessor)
Acquired
United National Insurance
$240M
Capital Transaction
Initial Public Offering
$170M
Established
Third Party Reinsurance
Operations
Divestiture
Agency Operations
$34M
Capital Transaction
Rights Offering
$100M
Capital Transaction
Share Repurchases
2011–2012, $113M
CEO Cynthia Valko
Joins GBLI
Divestiture
Illiquid Investment Fund
$40M Commitment
Series of Recapitalization
& Reorganization
Transactions
Exited CAT Exposed Lines;
Increased Casualty
Reinsurance
Organized
Farm, Ranch & Stable
Business Unit
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Acquired
Penn-America Group
$161M
Acquired
Penn Independent Corp.
$99M
Capital Transaction
Share Repurchases
2007–2008, $100M
Acquired
Collectibles Insurance
$15M
Capital Transactions
$190M Share Repurchase;
$100M Sub Notes Issuance
Acquired
American Reliable
$100M
Capital Transactions
$83M Share Repurchase;
$130M Sub Notes Issuance
Acquisitions or Divestitures
Capital Transactions
Organized Businesses & Executive Hires

[1] Pursuant to a September 5, 2003 agreement (as amended) among the selling shareholders of the Company's predecessor, the Company's predecessor, and Fox Paine in consideration, in part, for (i) Fox Paine Capital Fund II, L.P.'s agreement to invest $240 million in a Fox Paine conceived plan to reorganize the Company's predecessor in order to enable the Company's predecessor to continue as a licensed, highly rated, and legally compliant property & casualty insurance company (and as a 'going concern') and (ii) Fox Paine to provide ongoing strategic, management, operational, oversight, financial, merger & acquisition, and transactional advisory services to the Company's predecessor and its successors, the Company's predecessor for itself and its successors agreed to (i) engage Fox Paine to perform all consulting, financing, investment banking and similar services for the Company and its affiliates and (ii) provide Fox Paine an annual advisory fee of $2.1 million (CPI adjusted), transaction related success fees, and expense reimbursements. Further detail may be found in the Company's 2003 IPO prospectus and in the Company's subsequent public filings (including, the Company's annual proxies, annual SEC Form 10-K's, and quarterly SEC Form 10-Q's).

4

The Global Indemnity Build-Up (continued)

- **2005:** Fox Paine arranged Global Indemnity's acquisition of (i) publicly listed Penn America Group, an excess and surplus lines insurer targeting 'main street' commercial risks, in a $161 million stock & cash for stock merger and (ii) privately held Penn Independent, an insurance agency & broker and the control shareholder of the Penn America Group, for $99 million (in cash).
- **2006:** Global Indemnity divested the Penn Independent insurance agency and brokerage businesses and sold Penn America's headquarters building. Proceeds from these dispositions as well as capital raised in its IPO enabled Global Indemnity Re, a Bermuda reinsurance subsidiary of Global Indemnity's Cayman Islands group parent, to write third party reinsurance in addition to continuing to reinsure approximately 50% of Global Indemnity's business in the United States.
- **2009:** In the wake of the 2008/2009 mortgage crisis and the resulting stock market swoon, Global Indemnity successfully completed a Rights Offering to raise $100 million of additional equity capital for Global Indemnity from the Company's existing shareholders. Fox Paine advised the Company in regard to the Rights Offering and assisted the successful completion of the Rights Offering by arranging for its affiliated investment funds to backstop the Rights Offering, which assured the Company that the transaction would be fully subscribed.
- **2010:** Global Indemnity acquired a small, but highly profitable, insurer of personal collections for $15 million (in cash).
- **2015:** The Company acquired, for $100 million (in cash), American Reliable, a specialty personal lines insurer of manufactured housing, semi-rural habitational properties, and farms and ranches.



Organized Wind River Reinsurance (predecessor)
Acquired United National Insurance $240M
Capital Transaction Initial Public Offering $170M
Established Third Party Reinsurance Operations
Divestiture Agency Operations $34M
Capital Transaction Rights Offering $100M
Capital Transaction Share Repurchases 2011–2012, $113M
CEO Cynthia Valko Joins GBLI
Divestiture Illiquid Investment Fund $40M Commitment
Series of Recapitalization & Reorganization Transactions
Exited CAT Exposed Lines; Increased Casualty Reinsurance
Organized Farm, Ranch & Stable Business Unit
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Acquired Penn-America Group $161M
Acquired Penn Independent Corp. $99M
Capital Transaction Share Repurchases 2007–2008, $100M
Acquired Collectibles Insurance $15M
Capital Transactions $190M Share Repurchase; $100M Sub Notes Issuance
Acquired American Reliable $100M
Capital Transactions $83M Share Repurchase; $130M Sub Notes Issuance
Acquisitions or Divestitures
Capital Transactions
Organized Businesses & Executive Hires

Global Indemnity Ltd.

5

The Global Indemnity Build-Up (continued)

Global Indemnity Ltd.

- **2015**: Global Indemnity and Fox Paine arranged the $273 million buyback (redemption) of 11.7 million Global Indemnity shares (approximately 45% of the Company's outstanding shares) held beneficially by Fox Paine Fund II investors. Fox Paine itself, however, did not participate in the buyback. (To date, neither Fox Paine nor its principals have sold any Company shares.) The Buyback price per share of $23.42 reflected a 35% discount to the Company's then book value per share and a 15% discount to the then trading price of the Company's shares, which resulted in $145 million of accretion to the continuing shareholders and increased book value per share by 29% or $10.27 for all Company shareholders.

- **2018-2019**: As a result of the Tax Cuts & Jobs Act of 2017, Global Indemnity's organizational structure and operating strategy, which was in place since the Company's IPO in 2003 and enabled the Company to benefit from a 3% effective tax rate from 2004 to 2017, had to be reorganized. During 2018 and 2019, the Company reorganized and recapitalized its structure and modified its operating strategies to accommodate the changes in tax law, including the elimination of intra-group or affiliate reinsurance, co-obligating domestic affiliates in respect of parent company indebtedness to preserve tax deductibility in respect of $500 million of prospective interest accruals on outstanding financing, and the non-renewal of two third party catastrophe reinsurance treaties.



Organized Wind River Reinsurance (predecessor)
Acquired United National Insurance $240M
Capital Transaction Initial Public Offering $170M
Established Third Party Reinsurance Operations
Divestiture Agency Operations $34M
Capital Transaction Rights Offering $100M
Capital Transaction Share Repurchases 2011–2012, $113M
CEO Cynthia Valko Joins GBLI
Divestiture Illiquid Investment Fund $40M Commitment
Series of Recapitalization & Reorganization Transactions
Exited CAT Exposed Lines; Increased Casualty Reinsurance
Organized Farm, Ranch & Stable Business Unit
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Acquired Penn-America Group $161M
Acquired Penn Independent Corp. $99M
Capital Transaction Share Repurchases 2007–2008, $100M
Acquired Collectibles Insurance $15M
Capital Transactions $190M Share Repurchase; $100M Sub Notes Issuance
Acquired American Reliable $100M
Capital Transactions $83M Share Repurchase; $130M Sub Notes Issuance
Acquisitions or Divestitures
Capital Transactions
Organized Businesses & Executive Hires

6

Background on Fox Paine Fund II & Saul Fox

Global Indemnity Ltd.

- Global Indemnity was one of six platform (build-up) investments in Fox Paine Fund II, which was launched in 2000. Fox Paine Fund II invested, in aggregate, $682 million across the six platform investments from which it ultimately realized $2.0 billion in value (93% in cash) upon the disposition of the six investments (286% ROI, 49% IRR, $2.0 billion equity value realized).
- Saul Fox founded Fox Paine in 1996. Prior to founding Fox Paine, Fox was a senior partner at Kohlberg, Kravis, Roberts & Company ("KKR"), a pioneering merchant banking firm, which Fox joined in 1984. At KKR, Fox initiated and led the firm's foray into insurance, which became KKR's first 'industry silo'. Fox led the Motel 6 (530% ROI, 38% IRR, $661 million equity value realized), American Reinsurance (660% ROI, 57% IRR, $2.0 billion equity value realized), and Canadian General (360% ROI, 55% IRR, $433 million equity value realized) transactions, which rank among KKR's most successful acquisitions.
- Prior to joining KKR in 1984, Fox was a Tax & Business attorney at Latham & Watkins, having joined the firm in 1978 following his graduation (*with honors*) from the University of Pennsylvania School of Law. Fox received a baccalaureate degree (*with highest honors*) from Temple University in 1975.

Fox Paine Fund II


($ in millions)
$1,951
$130
$1,821
$682
49% IRR
286% ROI
$1.3 Billion Gain
Net Equity Invested
Value as of 3.10.20
Realized in Cash
Unrealized

Note: Fund II includes Fox Paine Capital Fund II International, L.P. and its Co-Investment Partnerships. The unrealized value of Fund II's investment in Global Indemnity is presented based on the closing price on the NASDAQ Stock Market on March 10, 2020 of Global Indemnity's Class A common shares. Fund II employs the time-zero methodology for purposes of calculating investment IRR.

7

Global Indemnity Ltd.

Inception to Date Performance

- **Over the 17 Years (2003-2019) since Global Indemnity was organized**:
  - **Revenues (gross written premiums) grew by 8.2% per year** or 3.5x over the period, far surpassing the 4.9% median revenue growth rate of the property & casualty industry over the same time period.
  - **Book value per share grew by 7.5% per year** or 3.2x over the period, in line with the 3.3x median increase in book value per share of the property & casualty industry over the same time period.
    - While Global Indemnity matched the growth performance of the industry median, Global Indemnity maintained a substantially stronger balance sheet than the industry median and, therefore, carried substantially less intrinsic risk than the industry median. Over the 2003-2019 period, Global Indemnity's combined operating and financial leverage (defined as Net Written Premiums + Net Loss Reserves + Debt / Tangible Book Capital) was **41% less than** the industry median.
  - **The Company also returned $516 million to shareholders over the period** via share buybacks and dividends.
- **Superior Absolute & 'Normalized' Performance.** In 2019, the Company realized an extraordinary 18% increase in shareholders' equity ($112 million, pre-dividends), driven, in part, by exceptional performance of the Company's investment portfolio. However, even after 'normalizing' the Company's 2019 results, by excluding exceptional investment portfolio performance (along with other 'normalizing' adjustments to income), the Company generated an 8.1% Return On Equity (Normalized ROE)[1], significantly better than the 6.9% industry median ROE[2] over the last 5 years.

Gross Written Premiums


$700
$600
$500
$400
$300
$200
$100
($ in millions)
3.5x Increase
(+8.2% CAGR)
$637
$180
2003
2019
Commercial Specialty
Specialty Property
Farm, Ranch & Stable
Reinsurance

Book Value Per Share


$52.82
$50
$45
$40
$35
$30
$25
$20
$15
$10
3.2x Increase
(7.5% CAGR)
$16.60
2003
2019
GBLI Book Value Per Share
GBLI Cumulative Dividends

(1) The 8.1% Normalized ROE in 2019 (i) assumes a 6.5% total return (pre-tax) on the Company's publicly traded equity securities portfolio and no realized gain or loss on any other securities or contracts and (ii) excludes $3.4 million (after-tax) of restructuring expenses related to the Tax Cuts & Jobs Act of 2017. Normalized Return on Equity is a non-GAAP measure. Please refer to the Appendix of this presentation for a definition of this measure and a reconciliation to the nearest GAAP measure.

(2) The 6.9% industry median ROE is the median 5-year average ROE of 43 publicly traded U.S. property & casualty insurance companies as of March 9, 2020.

Note: For 2003, Gross Written Premiums exclude premiums written on behalf of reinsurance companies under "fronting" arrangements and Book Value Per Share is pro forma for the March 2009 rights offering and for the 2010 2:1 share exchange.

Note: Industry data sourced from S&P Capital IQ.

8

Conservative Balance Sheet & Asset & Liability Management

Global Indemnity takes a conservative approach to managing its Assets and Liabilities.

- AM Best, the preeminent insurance industry rating agency, in its January 21, 2020 press release confirming Global Indemnity's *'A' Excellent* rating, stated that its rating reflects Global Indemnity's-

  "…balance sheet strength, which AM Best categorizes as strongest, …."

- The Company's $1.6 billion investment portfolio is highly liquid and well matched in duration to the Company's insurance liabilities (reserves).
  - 84% of Global Indemnity's investment portfolio is held in 'A+' average credit quality, fixed income securities consisting of U.S. Treasuries, U.S. Agencies, U.S. State & Municipal Bonds, Investment Grade Corporate Bonds, and Cash;
  - 13% of the investment portfolio is held in 'Fortune 100' type public equities; and
  - 3% is held in alternative type securities.

Highly Liquid Investment Asset Portfolio

$1,607 Million Total

($ in millions as of December 31, 2019)



$209
$47
$1,351
'Fortune 100' Type Public Equities
Alternatives
A+ Fixed Income & Cash

Well-Matched Assets & Liabilities

Duration (in Years)



Reserve-Backing Investment Assets
2.3
Loss Reserves
2.0
0
1
2
3

Global Indemnity Ltd.

9

Global Indemnity's Operating & Financial Leverage is 27% to 44% Lower than the Property & Casualty Median

Global Indemnity's operating/financial leverage is 27% to 44% lower than the median of the Property & Casualty Industry.

- Provides the Company with an enhanced ability to weather internal and external dislocations, and
- Well positions the Company to respond to insurance marketplace, acquisition, and investment opportunities.

Net Written Premiums ("NWP") + Loss Reserves + Debt / Tangible Book Capital



37% Lower
2.26x
1.42x
P&C Industry Median
GBLI

Net Written Premiums / Tangible Book Capital



27% Lower
0.77x
0.56x
P&C Industry Median
GBLI

NWP + Loss Reserves / Tangible Book Capital



44% Lower
1.99x
1.12x
P&C Industry Median
GBLI

Note: Tangible Book Capital for all companies is calculated as (i) stockholders' equity plus (ii) preferred stock, debt and minority interest minus (iii) intangible assets and goodwill. Global Indemnity does not have preferred stock outstanding or minority interests as of December 31, 2019.

Global Indemnity Ltd.
10

Driving Long-Term Growth in Book Value Per Share

Global Indemnity has a proven track record of long-term growth in book value per share while maintaining a strong balance sheet, limited financial & operating leverage and taking a measured approach to growth, while employing insurance industry best practices.



Long-Term Growth in Book Value Per Share
$
7
Insurance Industry Best Practices
6
Measured Growth
5
Below P&C Industry Median Leverage
4
Balance Sheet Strength & Integrity
3
Management Compensation Subject to 3-Year Lookback
2
Management Equity = 2.7x Total Annual Compensation at Book Value
1
Fox Paine, Board of Directors & Management Own 43% of Fully Diluted Outstanding Shares & 83% of Voting Interest

Global Indemnity Ltd.

Note: Utilizing the treasury stock method, Fox Paine, Board of Directors & Management own 41% of fully diluted shares outstanding and 83% of the voting interest.

11

Cynthia V alko Chief Executive Officer Global Indemnity Ltd. 12 Global Indemnity Ltd.Cynthia V alko Chief Executive Officer Global Indemnity Ltd. 12 Global Indemnity Ltd.

Cynthia Valko

- Chief Executive Officer of Global Indemnity Ltd. since September 2011.
- Over forty years of experience as an insurance industry executive.
- Directed turnaround/sales transactions for Cerberus Private Equity's Insurance businesses from 2007 through 2010 as a management consultant and in 2011 served as Senior Vice President – commercial lines at GMAC Insurance, their largest operation.
- From 1998 through 2006, Cindy Valko was Chief Operating Officer/Executive Vice President of New York Life International. In this capacity, she was a member of the board of directors of New York Life International, a wholly owned subsidiary of New York Life Insurance Company and chaired the Mexico subsidiary board of directors of Serguros Monterrey.
- Served as a board member of China's and India's joint ventures as well as HSBC/New York Life company in Argentina.
- Twenty-year career with Aetna Life & Casualty and Aetna International where she managed several field organizations for both personal and commercial lines. Valko rose to Chief of Operations for Aetna's P & C business nationally, and, working with the CFO, managed the sale of Aetna to Travelers.
- Valko received a B.S. in Mathematics from Juniata College.

Global Indemnity Combined Ratio Improvement since 2011



134%
42pt Improvement
92%
2011
2019

Global Indemnity Ltd.

13

Specialty Insurance Company

- Global Indemnity is a U.S. domestic insurer and a Bermuda-based international reinsurer specializing in Excess & Surplus (E&S) lines, as well as specialty admitted business.
- E&S provides coverages that are unavailable in standard insurance markets for clients with unique niches of exposure, such as tattoo parlors, couriers and freight brokers, and vacant properties, and is unregulated by the states as to price or contractual terms.
- For specialty admitted business, which is subject to all state regulations including price and contractual terms, Global Indemnity focuses on niche markets where it has meaningful market share such as manufactured homes, farms, ranches and stables.


Cannabis Growers, Processors, Wholesalers & Dispensaries


Equine Mortality & Major Medical


Tattoo & Body Piercing Parlors


Orthotics & Prosthetics and Physicians Offices


Convenience Stores & Gas Stations


Small Contractors


Manufactured Homes


Collectibles & Memorabilia


FOR SALE
Vacant Properties


Pest Control Services


Hemp Farms


Restaurants & Taverns


Log Homes


Couriers & Freight Brokers


Snowplowing & Ice Removal

Global Indemnity Ltd.

14

Global Indemnity Ltd. Gross Written Premiums • Rated “A” (Excellent) by AM Best since organized by Fox Paine in 2003 $637,000,000 • $637 million of Gross Written Premiums in 2019 Casualty $218m • 570 producer relationships 34% with wholesale general agents, Property program administrators, $419m wholesale brokerage agents, 66% and retail agents • 400,000 U.S. property & casualty insurance policies in force 15 Global Indemnity Ltd.Global Indemnity Ltd. Gross Written Premiums • Rated “A” (Excellent) by AM Best since organized by Fox Paine in 2003 $637,000,000 • $637 million of Gross Written Premiums in 2019 Casualty $218m • 570 producer relationships 34% with wholesale general agents, Property program administrators, $419m wholesale brokerage agents, 66% and retail agents • 400,000 U.S. property & casualty insurance policies in force 15 Global Indemnity Ltd.

Global Indemnity – Business Units

Global Indemnity Ltd.

Global Indemnity Ltd.
2019 Gross Written Premiums: $637m
Loss Ratio: 52.4%
Combined Ratio: 92.2%

U.S. Insurance Operations

Commercial Specialty

Gross Written Premiums: **$297m**
Loss Ratio: **45.8%**
Combined Ratio: **86.4%**

- Global Indemnity's foundation and core strength with roots to the mid-1950s
- A leading independent provider of small ticket excess and surplus lines insurance to 'main street' businesses
- Business curated over several economic and insurance pricing cycles
- Over 800 casualty classes with focus on contractors, habitational, and mercantile
- Wide range of niche product offerings including cannabis, real estate investors, artisan contractors, hotels/motels, home inspectors, and couriers
- Property, general liability & package products
- Vacant properties, renovations and builders risk utilizing web-based technology

Specialty Property

Gross Written Premiums: **$164m**
Loss Ratio: **53.8%**
Combined Ratio: **94.4%**

- Manufactured homes
- Vacation and rental properties
- Boats
- Insures collectibles such as stamps, firearms, comics and sports memorabilia

Farm, Ranch & Stable

Gross Written Premium: **$88m**
Loss Ratio: **59.9%**
Combined Ratio: **101.1%**

- Farm & ranch property and casualty
- Equine mortality

International Reinsurance Operations

Reinsurance

Gross Written Premiums: **$88m**
Loss Ratio: **63.7%**
Combined Ratio: **94.8%**

- Bermuda-based reinsurer of casualty and professional lines
- Exited two international catastrophe treaties that contributed $53 million of premium in 2019

16

Commercial Specialty

- Global Indemnity's Commercial Specialty division is a leading independent provider of small ticket excess and surplus lines.
- The division's "Underwriting Gross Margin" (premiums less incurred losses before commissions and other underwriting expenses) averaged 47% over the past 10 years (2010–2019), which is 21% greater than the E&S Industry's Commercial Lines and 57% greater than the overall Property & Casualty Industry.
- Commercial Specialty grew Gross Written Premiums at a 14% CAGR since 2016, driven by significant organic growth in existing and new products.

Global Indemnity Ltd.


Commercial Specialty Lines – 10-Year Underwriting Gross Margin vs. Industry
50%
40%
30%
20%
10%
0%
47%
39%
30%
Global Indemnity Commercial Specialty Lines
Excess & Surplus Industry Commercial Lines[1]
Property & Casualty Industry Commercial Lines[1]


Gross Written Premiums
($ in millions)
$300
$250
$200
$150
$100
14% CAGR
$203
$213
$250
$297
2016
2017
2018
2019

[1] Source: A.M. Best Quantitative Analysis Report reflecting data from 2009-2018. Data for 2019 expected to be available in Spring 2020.

17

Specialty Personal Lines

- American Reliable acquired in 2015:
  - $270 million in premiums doubling size of the Company
  - Business operated at about a 100% Combined Ratio, which could be (and has been) substantially enhanced
  - 100% Loss Reserve Guaranty from seller
  - $100 million Tangible Book Value
  - $100 million acquisition price
- Acquisition Rationale:
  - Profitable specialty Manufactured Homeowners (3rd largest in country)
  - Farm/Ranch was a good fit with United National's Equine Medical & Mortality business
  - American Reliable's Personal Lines offset cyclicality of the Company's commercial lines
  - The additional scale would reduce the Company's expense ratio by spreading corporate and certain other expenses over twice as much revenue
- Although the Company purchased substantial reinsurance in connection with the American Reliable acquisition, this reinsurance was ultimately insufficient to fully buffer American Reliable from the extraordinary natural catastrophes that struck the insurance industry in 2017 and 2018. However, as reflected by the Company's results for 2019, the Company has "dramatically" (per AM Best) reduced its exposures to natural catastrophes.
- While fully integrating American Reliable took longer than originally anticipated, our work was substantially completed in 2019, as the Company had:
  - Re-underwrote and repriced all books of business
  - Per the acquisition plan, we walked away from 30% of American Reliable's business, particularly in the Homeowners & Dwellings books, retaining the 70% of the business that satisfied our long-term profitability and growth objectives.
  - Eliminated 30% of staff
  - Upgraded antiquated systems
- American Reliable contributed $10 million (pre-tax) to the Company's 2019 results.

2019 American Reliable Turnaround

2019 CAT Losses	-71%
Premiums in CAT Prone States	-28%
Avg Price Increase in CAT Prone States	+16%
Premiums in Less CAT Prone States	+11%
Headcount	-30%
2019 Profit Contribution	$10 Million

Global Indemnity Ltd.

18

Reinsurance

- Global Indemnity Re, a licensed Bermuda reinsurer, has been and will continue to be a very important component of the Company's organizational structure and operating strategy.
- As a result of changes in tax law, Global Indemnity Re no longer provides reinsurance to the Company's domestic insurance companies.
- In accordance with the Company's plan to substantially reduce its exposure to natural catastrophe, Global Indemnity Re exited two international catastrophe treaties that contributed $53 million of premium and $2 million of underwriting income in 2019.
- Global Indemnity Re's business is now predominantly Casualty Reinsurance, which provides balance to the Company's risk exposures. Global Indemnity Re's casualty book includes:
  - An International Casualty Reinsurance Treaty - running the full gamut of casualty exposures, including, General Liability, Professional Liability, Directors & Officers Omissions, Medical Malpractice, and Cyber Liability, and
  - A High Attachment Point Professional Errors & Omissions Umbrella Program for select top-tier law, accounting and consulting firms.
- Global Indemnity Re (and other off-shore Company divisions) have accumulated $517 million over the years backing the Company's off-shore reserves and surplus. Investment income on these assets is not subject to tax and the assets may be brought on-shore at anytime and without penalty.

Gross Written Premium Mix



39%
61%
100%
2019
2020P
Property
Casualty

Reinsurance Assets & Liabilities

($ in millions)



$517
$293
Investment Assets
Reinsurance Liabilities

Global Indemnity Ltd.

19

Thomas McGeehan Chief Financial Officer Global Indemnity Ltd. 20 Global Indemnity Ltd.Thomas McGeehan Chief Financial Officer Global Indemnity Ltd. 20 Global Indemnity Ltd.

Thomas McGeehan

Global Indemnity Ltd.

- Joined Global Indemnity in 2001
- 35-year insurance industry veteran
- Served as Chief Financial Officer since December 2009 (Interim CFO from May 2008 to December 2009)
- Appointed Corporate Controller within Global Indemnity in September 2005
- Prior to 2001, Mr. McGeehan was Vice President and Controller for Colonial Penn Insurance Company, a subsidiary of General Electric Financial Assurance, where he worked from 1985 to 2001. During his tenure, he led many departments including:
  - Financial reporting
  - Investment Accounting & Operations
  - Treasury Operations
  - Business Planning & Analysis
  - Finance / Marketing
- Education:
  - Bachelor of Business Administration - Temple University
  - Masters of Business Administration - La Salle University
  - Master of Taxation - Villanova University

Global Indemnity Combined Ratio Improvement since 2011


134%
92%
42pt Improvement
2011
2019

21

2019 Results

In 2019, Global Indemnity generated record earnings per share of $4.88 and net income of $70 million, an increase of $127 million over 2018:

- Gross Written Premiums Grew by 16% to $637 million.
- Net Written Premiums increased 19% to $562 million, a record for the Company.
- The Company enjoyed solid underwriting results as indicated by its 92% combined ratio.
- The Company's Investment Portfolio returned 7.8% (pre-tax).
- Shareholders' Equity grew by $112 million or 18% before dividends and by $98 million or 16% to $727 million (net of dividends).
- While the U.S. statutory insurance entities produced a combined 18% ROE, the consolidated group generated an overall 11% ROE.
- Book Value Per Share grew by 15% (17% before dividends) to $50.82 (at December 31, 2019).
- The Company distributed $14 million in dividends to shareholders ($1.00 per share).

Gross Written Premiums 16% Growth



($ in millions)
$637
16% Growth
$550
2018
2019

U.S. Business Unit CAT Losses 63% Decline



($ in millions)
63% Decline
$81
$30
2018
2019

Shareholders' Equity 18% Growth



($ in millions)
$741
18% Growth
$629
2018
2019
Book Value
Dividends Paid in 2019

Note: Gross Written Premiums exclude $(2) million in 2018 and $0 in 2019 fronted for Assurant.

Global Indemnity Ltd.
22

2019 Results (continued)

- The Company 's $70 million of net income was a $127 million increase over 2018:
  - 50% of the increase resulted from the reduction in the Company's exposure to and losses from natural catastrophes
  - 29% of the increase resulted from the reversal in 1Q19 of the 4Q18 drop in equity markets (15%) and the outstanding performance of the Company's Investment Portfolio (on top of the reversal in 1Q19 of the 4Q18 drop in equity markets) (14%)
  - 11% of the increase resulted from 16% organic growth in premiums from existing and new products (7%) and better underwriting and pricing (4%)
  - 7% of the increase resulted from American Reliable's first contribution to net income
  - 3% was attributable to all other items

Sources of $127 Million in 2019 Net Income Improvement



($ in millions)
$60
$40
$20
$0
-$20
-$40
-$60
($57)
2018 Net Loss
50%
$64
Reduction in CATS
29%
$37
Realized Gains
11%
$14
Premiums & Pricing
7%
$8
American Reliable (after-tax)
3%
$4
Other
100%
$70
2019 Net Income

Global Indemnity Ltd.

23

The Company's 2020 Business Plan[1]

- Assumes 3.5% (pre-tax) return from the Company's Investment Portfolio
  - 2019's actual Investment Portfolio return was 7.8% (pre-tax)
  - The reduction in the assumed Investment Portfolio return results in an 18% reduction in Investment Income (including gains) and an 8% decline in Net Income and Earnings Per Share
- Operating Income[2] is projected to increase by 24%
- Based upon these and other assumptions, the Company's Business Plan results in the following:
  - 8.9% Return On Equity (ROE) (on top of 2020's $98 million larger equity base)
  - 9.0% growth in Book Value (pre-dividends)
  - 8.4% increase in Book Value Per Share (pre-dividends)
  - Discretionary Capital (capital in excess of what is required to maintain an AM Best 'A' rating) is projected to increase 41% to $304 million.

Discretionary Capital
41% Growth



($ in millions)
41%
Growth
$304
$216
2019
2020P

Book Value
9.0% Growth



($ in millions)
9%
Growth
$792
$727
2019
2020P

Return on Equity (ROE)
8.9%



0.8pt
Increase
8.9%
8.1%
2019
2020P

Book Value Per Share
8.4% Growth



$55
$50
$45
$40
$35
$30
8.4%
Growth
$55.08
$50.82
2019
2020P

[1] The Company's 2020 Plan is based on numerous assumptions and estimates that are inherently uncertain. Please review the cautionary statements and risk factors referenced in "Forward-Looking Statements" on slide 2 in this presentation. Any of those factors could cause the results of our operations to vary materially from the projections above. The estimates on this slide are not fact and should not be relied upon as being necessarily indicative of future results. The Company undertakes no obligation to update any statements herein for revisions or changes after the date of this presentation other than as required by law or to provide the same or similar information for any future period.

[2] Operating Income is a non-GAAP measure. Please refer to the Appendix of this presentation for a definition of this measure and a reconciliation to the nearest GAAP measure.

Global Indemnity Ltd.
24

Saul Fox Chairman Global Indemnity Ltd. 25 Global Indemnity Ltd.Saul Fox Chairman Global Indemnity Ltd. 25 Global Indemnity Ltd.

Return on Equity (ROE) is Key Determinant to Trading Prices of P&C Insurance Companies

- Public trading prices for the universe of 43 publicly-traded U.S. property & casualty companies correlate closely with their 5-year average ROE.
- Global Indemnity's current Price-to-Book Value trading multiple is consistent with this correlation, however, Global Indemnity's 5-year average ROE was stung by the losses and restructuring costs associated with American Reliable, which are now behind the Company.
- Over the past 5 years, within the universe of 43 property & casualty companies, those generating an 8% Normalized ROE[1] have traded between 1.2x to 1.6x book value per share, which suggests a trading range for Global Indemnity of $60.00 to $83.00 per share, quite far afield from 0.6x book value where the Company's shares trade today.



Implied Price / Book Value Multiple for P&C Companies with 8% ROE (2015 – 2019)
Implied GBLI Trading Range
GBLI Based Upon Current Price
0.64x
$32.50
1.18x
$60.00
1.64x
$83.00
GBLI
P&C Industry Minimum
P&C Industry Maximum

[1] Normalized Return on Equity is a non-GAAP measure. Please refer to the Appendix of this presentation for a definition of this measure and a reconciliation to the nearest GAAP measure.
Note: Implied Price / Book Value Multiple for P&C Companies with 8% ROE (2015-2019) is determined as of the end of each calendar quarter via a regression analysis which utilizes 5-Year Average ROE and Price / Book Value Multiple data of 43 publicly traded U.S. property & casualty companies. The source of company and pricing data is S&P Capital IQ.

Global Indemnity Ltd.
26

Global Indemnity Continues to Be a Unique Investment Opportunity

- 2003-2019 7.5% annual Book Value Per Share growth track record
- Normalized ROE(*) of 8% in 2019 while substantially less leveraged than industry peers
- Strong Balance Sheet, over-capitalized for existing base of business, positions Global Indemnity to respond rapidly to opportunities
- Commercial Specialty is a leading independent provider of small ticket commercial excess and surplus lines
- Farm, Ranch & Stable is the 12th largest underwriter of farm and agriculture in the U.S.
- Specialty Property business, a top 3 insurer of manufactured homes nationally, has been substantially revamped
- $500 million of historical share repurchases and 51% reduction in shares outstanding since 2012
- Alignment of shareholders, Board of Directors, and management



Implied GBLI Trading Range
$83.00
$60.00
$50.82
$32.50
GBLI Market Price Per Share[1]
GBLI Book Value Per Share[2]
GBLI Value Range Based on Publicly Traded P&C Co. Multiples[3]

(*) Normalized Return on Equity is a non-GAAP measure. Please refer to the Appendix of this presentation for a definition of this measure and a reconciliation to the nearest GAAP measure.
[1] Closing price on March 10, 2020.
[2] As of December 31, 2019.
[3] Based on the 1.2x - 1.6x Implied Price / Book Value Multiple range for P&C Companies with 8% ROE (2015-2019) as determined as of the end of each calendar quarter via a regression analysis which utilizes 5-Year Average ROE and Price / BV Multiple data of 43 publicly traded U.S. property & casualty companies. The source of company and pricing data is S&P Capital IQ.

Global Indemnity Ltd.

27

APPENDIX 28 Global Indemnity Ltd.APPENDIX 28 Global Indemnity Ltd.

Non-GAAP Financial Measures This presentation includes certain financial information that differs from what is reported under U.S. GAAP. These non-GAAP financial measures, which include, but are not limited to, normalized return on equity and normalized investment gain, are presented in order to supplement investors' and other readers' understanding and assessment of the financial performance of the Company. The Company has provided reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. Investors and other readers are encouraged to review the related U.S. GAAP financial measures and the reconciliations of the non-GAAP measures to their most directly comparable U.S. GAAP measures set forth in this Appendix, and investors and other readers should consider non-GAAP measures only as supplements to, not as substitutes for or as superior measures to, the measures of financial performance prepared in accordance with U.S. GAAP. Non-GAAP Normalized Return on Equity ($000s) Non-GAAP normalized return on stockholders' equity represents after tax income without consideration of realized investment gains in excess of normal expected annual investment gains (see Non-GAAP normalized investment gain below) and non-recurring expenses related to corporate initiatives in 2019. Year Ended December 31, 2019 Net Income $ 70,015 Realized gain on investments, after tax (28,516) Non-GAAP normalized realized gain on investments, after tax 6,100 Non-recurring corporate expenses, after tax 3,396 Non-GAAP normalized net income $ 50,995 Stockholders' equity at December 31, 2018 629,059 Non-GAAP normalized return on stocholders' equity 8.1% Non-GAAP Normalized Realized Gain on Investments ($000s) Non-GAAP normalized realized gain on investments represents after tax income without consideration of extraordinary investment gains recognized in 2019. Year Ended December 31, 2019 Realized gain on investments, after tax $ 28,516 Excess over expected annual 4.5% realized gain on equity securities, after tax [1] (22,416) Non-GAAP normalized realized gain on investments, after tax $ 6,100 29 [1] Assumes a 6.5% total return (pre-tax) on the Company’s publicly traded equity securities portfolio, consisting of a 4.5% realized gain and 2.0% dividend yield. Global Indemnity Ltd.Non-GAAP Financial Measures This presentation includes certain financial information that differs from what is reported under U.S. GAAP. These non-GAAP financial measures, which include, but are not limited to, normalized return on equity and normalized investment gain, are presented in order to supplement investors' and other readers' understanding and assessment of the financial performance of the Company. The Company has provided reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. Investors and other readers are encouraged to review the related U.S. GAAP financial measures and the reconciliations of the non-GAAP measures to their most directly comparable U.S. GAAP measures set forth in this Appendix, and investors and other readers should consider non-GAAP measures only as supplements to, not as substitutes for or as superior measures to, the measures of financial performance prepared in accordance with U.S. GAAP. Non-GAAP Normalized Return on Equity ($000s) Non-GAAP normalized return on stockholders' equity represents after tax income without consideration of realized investment gains in excess of normal expected annual investment gains (see Non-GAAP normalized investment gain below) and non-recurring expenses related to corporate initiatives in 2019. Year Ended December 31, 2019 Net Income $ 70,015 Realized gain on investments, after tax (28,516) Non-GAAP normalized realized gain on investments, after tax 6,100 Non-recurring corporate expenses, after tax 3,396 Non-GAAP normalized net income $ 50,995 Stockholders' equity at December 31, 2018 629,059 Non-GAAP normalized return on stocholders' equity 8.1% Non-GAAP Normalized Realized Gain on Investments ($000s) Non-GAAP normalized realized gain on investments represents after tax income without consideration of extraordinary investment gains recognized in 2019. Year Ended December 31, 2019 Realized gain on investments, after tax $ 28,516 Excess over expected annual 4.5% realized gain on equity securities, after tax [1] (22,416) Non-GAAP normalized realized gain on investments, after tax $ 6,100 29 [1] Assumes a 6.5% total return (pre-tax) on the Company’s publicly traded equity securities portfolio, consisting of a 4.5% realized gain and 2.0% dividend yield. Global Indemnity Ltd.

Non-GAAP Financial Measures Non-GAAP Adjusted Operating Income ($000s) Non-GAAP adjusted operating income represents after tax income without consideration of realized investment gains and other unique charges not related to operations. Year Ended December 31, 2019 Net Income $ 70 ,015 Realized gain on Investments, after tax (28,516) Non-recurring corporate expenses, after tax 3,396 Non-GAAP adjusted operating income $ 44,895 30 Global Indemnity Ltd.Non-GAAP Financial Measures Non-GAAP Adjusted Operating Income ($000s) Non-GAAP adjusted operating income represents after tax income without consideration of realized investment gains and other unique charges not related to operations. Year Ended December 31, 2019 Net Income $ 70 ,015 Realized gain on Investments, after tax (28,516) Non-recurring corporate expenses, after tax 3,396 Non-GAAP adjusted operating income $ 44,895 30 Global Indemnity Ltd.